UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 10, 2023 (May 4, 2023)

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive officers)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of Canopy Growth Corporation’s (the “Company”) consolidated financial statements for the fiscal year ended March 31, 2023, management of the Company identified certain trends in the booking of sales by the BioSteel Sports Nutrition Inc. (“BioSteel”) business unit for further review. The Company, together with independent external counsel and forensic accountants, and under the oversight of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company, initiated an internal review of the financial reporting matters related to BioSteel (the “BioSteel Review”).

Although the BioSteel Review remains ongoing, the Company has preliminarily identified material misstatements in the Prior Financial Statements (as defined below) related to sales in the BioSteel business unit that were accounted for incorrectly. In particular, on May 4, 2023, the Company, in consultation with the Audit Committee, concluded that the Company’s (i) audited consolidated financial statements for the fiscal year ended March 31, 2022, included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 (the “2022 10-K”), and (ii) unaudited consolidated financial statements for the quarterly periods ended June 30, 2022, September 30, 2022 and December 31, 2022, included in the Company’s Quarterly Reports on Form 10-Q for such quarterly periods (collectively, the “Form 10-Qs” and together with the 2022 10-K, the “Prior Financial Statements”), should no longer be relied upon because of certain material misstatements contained in the Prior Financial Statements. In addition, the reports of the Company’s independent registered public accounting firm included in the 2022 10-K should no longer be relied upon.

Based on the preliminary findings of the BioSteel Review to date, the Company currently anticipates that (i) the BioSteel Review generally will focus on the timing of revenue recognition in accordance with U.S. generally accepted accounting principles under Accounting Standards Codification (“ASC”) 606 and (ii) the correction of the misstatements is expected to reduce certain revenues previously recognized and adjust related balance sheet items in the Prior Financial Statements, including certain segment disclosures. The Company is unable to quantify the impact of the BioSteel Review and the related corrections to the Prior Financial Statements at this time because the BioSteel Review is ongoing. The Company cannot provide assurance that other errors will not be identified or impact additional prior accounting periods.

The Company has determined that it is appropriate to correct the misstatements by restating the Prior Financial Statements (the “Restated Financial Statements”) and plans to file the Restated Financial Statements as soon as practicable. The Company does not expect to file its Annual Report on Form 10-K for the fiscal year ended March 31, 2023 (the “2023 10-K”), until the Restated Financial Statements are completed. The Company is working diligently to complete the BioSteel Review and the Restated Financial Statements, and expects to complete them as soon as practicable. At this time, however, the Company cannot predict with certainty when the BioSteel Review or such assessment work will be completed.

As a result of the preliminary findings of the ongoing BioSteel Review, including the discovery of misstatements, the Company is continuing to assess its disclosure controls and procedures and internal control over financial reporting. The Company expects to report one or more material weaknesses in internal control over financial reporting with respect to some or all impacted periods following completion of the review.

The Audit Committee and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K (this “Form 8-K”) pursuant to Item 4.02(a) with the Company’s independent registered public accounting firm.

Caution Regarding Forward-Looking Statements

This Form 8-K includes information that constitutes forward-looking statements. Forward-looking statements often address expected future business and financial performance, and often contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” or “will.” By their nature, forward-looking statements address matters that are subject to risks and uncertainties. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. All statements, other than statements of historical fact, are forward-looking statements. Examples of such forward-looking statements include, but are not limited to, statements regarding the Company’s expectations with regard to any restated items in its financial statements for the relevant periods disclosed herein and the impacts thereof; the anticipated timing of the filing of the Restated Financial Statements and the 2023 10-K with the SEC; the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting; and the outcome of the BioSteel Review. Factors that could cause or contribute to such differences include: the final results of the BioSteel Review as it impacts the Company’s accounting, accounting policies and internal control over financial reporting; the time and effort required to complete the BioSteel Review and restatement of the Company’s Prior Financial Statements and amend the related Form 10-K and Form 10-Q filings; and the subsequent discovery of additional adjustments to the Company’s previously issued financial statements. These and other important factors, including those discussed under “Risk Factors” in the Company’s 2022 10-K and the Form 10-Qs, as well as the Company’s subsequent filings with the United States Securities and Exchange Commission, may cause actual results, performance or achievements to differ materially from the those expressed or implied by these forward-looking statements. Except as required by law, the Company expressly disclaims any intention or obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong
Chief Financial Officer

Date: May 10, 2023